Exhibit 2

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common shares, without par value, of The Monarch Machine Tool Company, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 13th day of September, 1996.



GREENHOUSE PARTNERS, L.P.                    GREENWAY PARTNERS, L.P.
                                             By:  Greenhouse Partners, L.P.,
                                                    its general partner
By: /s/ Gary K. Duberstein
    Gary K. Duberstein, general              By: /s/ Gary K. Duberstein
      partner                                     Gary K. Duberstein, general
                                                    partner


GREENHUT, L.L.C.                             GREENTREE PARTNERS, L.P.
                                             By:  Greenhut, L.L.C., its general
                                                    partner
By: /s/ Gary K. Duberstein
     Gary K. Duberstein, Member              By: /s/ Gary K. Duberstein
                                                  Gary K. Duberstein, Member


GREENHUT OVERSEAS, L.L.C.                    GREENSEA OFFSHORE, L.P.
                                             By:  Greenhut Overseas, L.L.C., its
                                                    investment general partner

By: /s/ Gary K. Duberstein
     Gary K. Duberstein, Member              By: /s/ Gary K. Duberstein
                                                  Gary K. Duberstein, Member


GREENBELT CORP.

By: /s/ Alfred D. Kingsley
     Alfred D. Kingsley, President


                                              /s/ Alfred D. Kingsley
                                                  Alfred D. Kingsley


                                              /s/ Gary K. Duberstein
                                                  Gary K. Duberstein

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